BALANCE SHEETS [Parenthetical] (USD $)	Jun. 30, 2013	Dec. 31, 2012
Ordinary shares, subject to possible redemption, shares	23,014	3,031,969
Ordinary shares, subject to possible redemption, per share (in dollars per share)	$ 10.02	$ 10.02
Ordinary shares, par value (in dollars per share)	$ 0.001	$ 0.001
Ordinary shares, shares Authorized	50,000,000	50,000,000
Ordinary shares, shares issued	1,916,028	4,894,983
Ordinary shares, shares outstanding	1,916,028	4,894,983